UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2019

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2019, The Alkaline Water Company Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity LLC, as representative (the “Representative”) of the several underwriters (collectively, the “Underwriters”) relating to the public offering (the “Offering”) of 4,000,000 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at an offering price of US$2.50 per Share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 600,000 shares of Common Stock on the same terms and conditions.

The offering is being made in the United States pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-229428) and an accompanying prospectus previously filed with the Securities and Exchange Commission and a preliminary and final prospectus supplement thereunder, and in Canada pursuant to the Company’s MJDS prospectus previously filed with the securities regulatory authorities in the British Columbia, Alberta, Manitoba, Ontario and Saskatchewan, pursuant to National Instrument 71-101 The Multijurisdictional Disclosure System, and a preliminary and final prospectus supplement thereunder.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The Underwriting Agreement contains representations, warranties and covenants of the Company and the Underwriters that are customary for transactions of this type. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Clark Wilson LLP relating to the legality of the Shares in the Offering is filed as Exhibit 5.1 of this current report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

A news release dated March 8, 2019 announcing the pricing of the Offering, attached to this current report on Form 8-K as Exhibit 99.1, is furnished herewith.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

1.1	Underwriting Agreement, dated March 8, 2019, by and between the Company and Canaccord Genuity LLC, as representative of the underwriters named therein
5.1	Opinion of Clark Wilson LLP
23.1	Consent of Clark Wilson LLP (contained in Exhibit 5.1)
99.1	Press Release of The Alkaline Water Company Inc., dated March 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
President, Chief Executive Officer and Director

March 8, 2019